Exhibit 10.10

Fifth Amendment to
Master Video Lottery Terminal Contract

This Fifth Amendment to Master Video Lottery Terminal Contract (this “Fifth Amendment”) is made and entered into on this 2nd day of May, 2017, by and between the Division of Lotteries of the Rhode Island Department of Revenue, an agency of the State of Rhode Island, with its principal address at 1425 Pontiac Avenue, Cranston, Rhode Island 02920 (the “Division”) and UTGR, Inc., a Delaware corporation with its principal office located at 100 Twin River Road Lincoln, Rhode Island 02865 (“UTGR”), and amends that certain Master Video Lottery Terminal Contract by and between the Division and UTGR dated as of July 18, 2005 (the “Master Contract”), as amended by that certain First Amendment to Master Video Lottery Terminal Contract by and between the Division and UTGR dated November 4, 2010 (the “First Amendment”), that certain Second Amendment to Master Video Lottery Terminal Contract by and between the Division and UTGR dated May 3, 2012 (the “Second Amendment”), that certain Third Amendment to Master Video Lottery Terminal Contract by and between the Division and UTGR dated September 18, 2012 (the “Third Amendment”) and that certain Fourth Amendment to Master Video Lottery Terminal Contract by and between the Division and UTGR dated July 1, 2014 (the “Fourth Amendment”). The Division and UTGR are referred to herein collectively as the “Parties,” and individually, as a “Party.” This Fifth Amendment shall take effect upon the date first set forth above.

WITNESSETH:

WHEREAS, the Division and UTGR entered into the Master Contract, which Master Contract has been previously amended as indicated above;

WHEREAS, during the 2015 Legislative Session of the Rhode Island General Assembly, the State of Rhode Island enacted into law 2015 – S 0649 Substitute A and 2016 – H 5798 as amended, identical bills, both of which are entitled “An Act Relating to Twin River Casino Gambling,” and both of which were signed by the Governor of Rhode Island on April 23, 2015 (the “2015 Gaming Act”); and

WHEREAS, Section 4 of the 2015 Gaming Act authorized and directed the Division to enter into with UTGR a “Fourth Amendment” to the Master Contract to effectuate the purposes of the 2015 Gaming Act which, inter alia, permitted the construction of a hotel in close proximity to “Lincoln Park,” (now known as “Twin River Casino,” located at 100 Twin River Road, Lincoln, Rhode Island); and

WHEREAS, as set forth in the first paragraph above, a Fourth Amendment was previously entered into by the Parties effective July 1, 2014 and Section 4 of the 2015 Gaming Act should have authorized a “Fifth Amendment” to the Master Contract as opposed to a “Fourth Amendment” to the Master Contract.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises, covenants, obligations and conditions herein contained, UTGR and the Division hereby agree as follows:

1.	Definitions and Interpretation.

References to the “UTGR Master Contract” shall mean that certain Master Video Lottery Terminal Contract made as of July 18, 2005 by and between the Division, the State of Rhode Island Department of Administration, and UTGR, as amended from time to time. References to “Agreement” contained in this Fifth Amendment shall mean the UTGR Master Contract, as amended and/or extended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment thereto.

2.	Authorization to Construct and Operate a Hotel near Twin River.

Pursuant to and in accordance with Sections 3 and 4 of the 2015 Gaming Act, the Parties agree that Section 9.1 of the Agreement is hereby amended by deleting from the first sentence the first clause: “UTGR, and any UTGR Business Affiliate, including BLB, agrees that, during the Term, it will not construct and/or operate a hotel at or in close proximity to Lincoln Park, and it” and replacing the deleted language with the following:

“The Division and UTGR agree that, during the Term, UTGR, and/or any UTGR Business Affiliate, shall be (and is) permitted to construct and operate a hotel at or in close proximity to Twin River, subject to all of the town of Lincoln’s land use regulations and ordinances, and UTGR and/or a UTGR Business Affiliate”

3.	Miscellaneous.

3.1	Except as modified in this Fifth Amendment, all other terms of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

3.2	This Fifth Amendment contains the entire agreement by and between the Parties and supersedes and replaces all prior understandings or agreements (if any), oral or written, with respect to the subject matter hereof.

3.3	This Fifth Amendment may be executed by the Parties hereto in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment to be signed by their duly-authorized representatives on the date first set forth above.

UTGR, INC.

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton,
Title:	Senior Vice President

DIVISION OF LOTTERIES OF THE RHODE ISLAND DEPARTMENT OF REVENUE

By:	/s/ Gerald S. Aubin
Name:	Gerald S. Aubin,
Title:	Director

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